EXHIBIT 10.23

January 15, 2010

Burlington Coat Factory Warehouse Corporation
1830 Route 130
Burlington, New Jersey 08016
Attention: Legal Department

Re:           Loan Arrangement with Burlington Coat Factory Warehouse Corporation, et al.

Dear Sir or Madam:

Reference is made to the Amended and Restated Credit Agreement dated as of the date hereof by and between, among others, (i) Burlington Coat Factory Warehouse Corporation, a Delaware corporation, as a Borrower and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party thereto (collectively, with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto (together with the Borrowers, the “Loan Parties”), and (iv) Bank of America, N.A., as Administrative Agent and Collateral Agent (in such capacity, the “Agent”) (as amended and in effect from time to time, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

This letter agreement (this “Agreement”) is intended to set forth certain instruments, documents, and agreements (the “Supplemental Agreements”) which the Loan Parties are obligated to deliver to the Agent, and certain matters which must be satisfied, in connection with the Credit Amendment, but which have not been so delivered or satisfied as of the date hereof.  The Agent has waived delivery of the Supplemental Agreements and satisfaction of those matters as set forth on Exhibit “A”, annexed hereto, as a condition precedent to the effectiveness of the Credit Amendment, and to the obligation of the Lenders to make Revolving Credit Loans or Swingline Loans or issue any Letters of Credit thereunder, but nevertheless requires that the Supplemental Agreements be delivered on or before the dates set forth on said Exhibit “A” (or such longer periods as may be determined by the Agent in its sole discretion).

The Lead Borrower, together with the other Loan Parties, each agree to deliver the Supplemental Agreements as and when required (which time periods may be extended in the sole discretion of the Agent) by this Agreement, all as more specifically described on Exhibit “A”, annexed hereto.  The Loan Parties further acknowledge and agree that this Agreement shall be a Loan Document for all purposes.

Please indicate the agreement of the Loan Parties with the terms of this letter by signing where indicated below.

Very truly yours,

BANK OF AMERICA, N.A., as Agent

By:           /s/ Roger Malouf
Name:           Roger Malouf
Title:           Vice President

Signature Page - Post-Closing Letter

ACKNOWLEDGED AND AGREED TO:

BURLINGTON COAT FACTORY WAREHOUSE
CORPORATION, as Lead Borrower

By:           /s/ Robert LaPenta
Name:           Robert LaPenta
Title:           Vice President and Treasurer

THE ENTITIES LISTED ON SCHEDULE I
HERETO, as Borrowers

By:           /s/ Robert LaPenta
Name:           Robert LaPenta
Title:           Vice President and Treasurer

THE ENTITIES LISTED ON SCHEDULE II
HERETO, as Facility Guarantors

By:           /s/ Robert LaPenta
Name:           Robert LaPenta
Title:           Vice President and Treasurer

Signature Page - Post-Closing Letter

Exhibit “A”

1.
On or before thirty (30) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent long form good standings from the California Secretary of State for each of the Loan Parties organized under California law to confirm evidence of the following merger transactions:

a.	Baby Depot of Ontario, Inc. with and into Baby Depot of California, LLC
b.	Baby Depot of San Diego, Inc. with and into Baby Depot of California, LLC
c.	Burlington Coat Factory Warehouse of San Francisco, Inc. with and into Burlington Coat Factory of California, LLC
d.	Burlington Coat Factory Warehouse of San Bernardino, Inc. with and into Burlington Coat Factory of San Bernardino, LLC
e.	MJM Designer Shoes of Sacramento, Inc. with and into MJM Designer Shoes of California, LLC
f.	MJM Designer Shoes of Ontario, Inc. with and into MJM Designer Shoes of California, LLC
g.	MJM Designer Shoes of Modesto, Inc. with and into MJM Designer Shoes of California, LLC
h.	Totally 4 Kids of Milpitas, Inc. with and into Burlington Coat Factory of California, LLC
i.	Totally 4 Kids of Ontario, Inc. with and into Burlington Coat Factory of California, LLC

2.
On or before forty-five (45) days after the date hereof, the Loan Parties shall use commercially reasonably efforts to deliver (or cause to be delivered) to the Agent such Customs Broker Agreements and control agreements with the company’s carriers and freight forwarders as the Agent may reasonably request, and each in form and substance reasonably acceptable to Agent and Lead Borrower.

3.
On or before forty-five (45) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent, and shall record with the appropriate recording offices, amendment and confirmation agreements to certain of the existing Mortgages as may be reasonably requested by the Agent, each in form and substance reasonably acceptable to the Agent.

4.
On or before thirty (30) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent good standing certificate for Burlington Coat Factory of Puerto Rico, LLC from the Puerto Rico Secretary of State.

5.
On or before sixty (60) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent good standing certificate for each of the following entities from such entity’s state of incorporation:

a.	MJM Designer Shoes of Moorestown, Inc.
b.	Super Baby Depot of Moorestown, Inc.
c.	Burlington Coat Factory Realty of Tulsa, Inc.

6.
On or before thirty (30) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent UCC and Federal Tax lien search results for Burlington Coat Factory of Puerto Rico, LLC.

7.
On or before sixty (60) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent, an endorsement to the commercial property insurance certificate, which shall be in form and substance reasonably acceptable to the Agent.

8.
On or before thirty (30) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent, a legal opinion from local counsel to Burlington Coat Factory of Puerto Rico, LLC, which shall be in form and substance reasonably acceptable to the Agent.

9.
On or before ten (10) days after the date hereof, the Loan Parties shall deliver (or cause to be delivered) to the Agent, confirmation from the Wyoming Secretary of State of the dissolution of Burlington Coat Factory of Wyoming, LLC.

10.
The Loan Parties shall use commercially reasonable efforts to deliver (or cause to be delivered) to the Agent, evidence of the satisfaction and/or release of the following tax liens unless such tax liens are being contested in accordance with Section 5.05 of the Credit Agreement:

a.	State tax lien filed against Burlington Coat Factory of New York, LLC on March 3, 2009 in the amount of $127,442.08;
b.	State tax lien filed against Burlington Coat Factory of New York, LLC on March 3, 2009 in the amount of $135,961.49; and,
c.	State tax lien filed against Burlington Coat Factory of Illinois, LLC on August 10, 2008 in the amount of $44,278.91.

Schedule I

Borrowers

Burlington Coat Factory Warehouse Corporation (Lead Borrower)
Burlington Coat Factory of Alabama, LLC
Burlington Coat Factory Warehouse of Anchorage, Inc.
Burlington Coat Factory of Arizona, LLC
Burlington Coat Factory of Arkansas, LLC
Baby Depot of California, LLC
Burlington Coat Factory of California, LLC
Burlington Coat Factory of San Bernardino, LLC
MJM Designer Shoes of California, LLC
Burlington Coat Factory of Colorado, LLC
Burlington Coat Factory of Connecticut, LLC
Cohoes Fashions of Connecticut, LLC
Burlington Coat Factory of Delaware, LLC
Burlington Coat Factory of Texas, L.P.
MJM Designer Shoes of Delaware, LLC
Burlington Coat Factory of Florida, LLC
MJM Designer Shoes of Florida, LLC
Burlington Coat Factory of Georgia, LLC
Burlington Coat Factory Warehouse of Atlanta, Inc.
Burlington Coat Factory of Idaho, LLC
Burlington Coat Factory of Illinois, LLC
Burlington Coat Factory Warehouse of East St. Louis, Inc.
Burlington Coat Factory of Indiana, LLC
Burlington Coat Factory of Kansas, LLC
Burlington Coat Factory of Kentucky, Inc.
Burlington Coat Factory of Louisiana, LLC
Burlington Coat Factory of Maine, LLC
Burlington Coat Factory of Maryland, LLC
Burlington Coat Factory of Massachusetts, LLC
Cohoes Fashions of Massachusetts, LLC
Burlington Coat Factory of Michigan, LLC
Burlington Coat Factory Warehouse of Detroit, Inc.
Burlington Coat Factory Warehouse of Redford, Inc.
Burlington Coat Factory Warehouse of Grand Rapids, Inc.
Burlington Coat Factory of Minnesota, LLC
Burlington Coat Factory of Missouri, LLC
Burlington Coat Factory of Nebraska, LLC
Burlington Coat Factory of Nevada, LLC
Burlington Coat Factory of New Hampshire, LLC
Burlington Coat Factory Direct Corporation
Burlington Coat Factory Warehouse of Edgewater Park, Inc.
Burlington Coat Factory of New Jersey, LLC
Burlington Coat Factory Warehouse of New Jersey, Inc.
Cohoes Fashions of New Jersey, LLC
MJM Designer Shoes of Moorestown, Inc.
MJM Designer Shoes of New Jersey, LLC
Super Baby Depot of Moorestown, Inc.
Burlington Coat Factory of New Mexico, LLC
Burlington Coat Factory of New York, LLC
Georgetown Fashions Inc.
Monroe G. Milstein, Inc.
Cohoes Fashions of New York, LLC
MJM Designer Shoes of New York, LLC
Burlington Coat Factory of North Carolina, LLC
Burlington Coat Factory of North Dakota, LLC
Burlington Coat Factory of Ohio, LLC
Burlington Coat Factory Warehouse of Cleveland, Inc.
Burlington Coat Factory of Oklahoma, LLC
Burlington Coat Factory of Oregon, LLC
Burlington Coat Factory Warehouse of Bristol, LLC
Burlington Coat Factory of Pennsylvania, LLC
Burlington Coat Factory Warehouse of Montgomeryville, Inc.
Burlington Coat Factory Warehouse of Cheltenham, Inc.
Burlington Coat Factory Warehouse of Langhorne, Inc.
Burlington Factory Warehouse of Reading, Inc.
Burlington Coat Factory Warehouse Inc.
MJM Designer Shoes of Pennsylvania, LLC
Cohoes Fashions of Cranston, Inc.
Burlington Coat Factory of South Carolina, LLC
Burlington Coat Factory Warehouse of Charleston, Inc.
Burlington Coat Factory Warehouse of Memphis, Inc.
Burlington Coat Factory Warehouse of Shelby, Inc.
Burlington Coat Factory Warehouse of Hickory Commons, Inc.
Burlington Coat Factory Warehouse of Baytown, Inc.
MJM Designer Shoes of Texas, Inc.
Burlington Coat Factory of Utah, LLC
Burlington Coat Factory of Virginia, LLC
Burlington Coat Factory of Pocono Crossing, LLC
Burlington Coat Factory Warehouse of Coliseum, Inc.
Burlington Coat Factory of Washington, LLC
Burlington Coat Factory of West Virginia, LLC
Burlington Coat Factory of Wisconsin, LLC
BCF Cards, Inc.
Burlington Coat Factory of Puerto Rico, LLC
Burlington Coat Factory of Hawaii, LLC
Burlington Coat Factory of Montana, LLC
Burlington Coat Factory of South Dakota, LLC
Burlington Coat Factory of Vermont, LLC
Burlington Coat Factory of Iowa, LLC
Burlington Coat Factory of Mississippi, LLC
Burlington Coat Factory of Rhode Island, LLC

Schedule II

Facility Guarantors

Burlington Coat Factory Holdings, Inc.
Burlington Coat Factory Investments Holdings, Inc.
Burlington Coat Factory Realty of Huntsville, LLC
Burlington Coat Factory Realty of Mesa, Inc.
Burlington Coat Factory Realty of Desert Sky, Inc.
Burlington Coat Factory Realty of Dublin, Inc.
Burlington Coat Factory Realty of Florin, Inc.
Burlington Coat Factory Realty of Ventura, Inc.
Burlington Coat Realty of East Windsor, Inc.
Burlington Coat Factory of Texas, Inc.
C.F.I.C. Corporation
Burlington Coat Factory Realty Corp.
Burlington Coat Factory Realty of University Square, Inc.
Burlington Coat Factory Realty of Coral Springs, Inc.
Burlington Coat Factory Realty of West Colonial, Inc.
Burlington Coat Factory Realty of Orlando, Inc.
Burlington Coat Factory Realty of Sarasota, Inc.
K&T Acquisition Corp.
Bee Ridge Plaza, LLC
Burlington Coat Factory Realty of Morrow, Inc.
Burlington Coat Realty of Gurnee, Inc.
Burlington Coat Factory Realty of Bloomingdale, Inc.
Burlington Coat Factory Realty of River Oaks, Inc.
Burlington Coat Factory Realty of Greenwood, Inc.
Burlington Coat Factory Realty of North Attleboro, Inc.
Burlington Coat Factory Realty of Des Peres, Inc.
Burlington Coat Realty of Las Vegas, Inc.
Burlington Coat Factory Realty of Edgewater Park, Inc.
Burlington Coat Factory Realty of Paramus, Inc.
Burlington Coat Factory Realty of Pinebrook, Inc.
Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.
Burlington Coat Factory Realty of Yonkers, Inc.
LC Acquisition Corp.
Burlington Coat Factory Realty of Tulsa, Inc.
Burlington Coat Factory Realty of West Mifflin, Inc.
Burlington Coat Factory Realty of Langhorne, Inc.
Burlington Coat Factory Realty of Whitehall, Inc.
Burlington Coat Factory Realty of Memphis, Inc.
Burlington Coat Realty of Plano, Inc.
Burlington Coat Realty of Houston, Inc.
Burlington Coat Factory Realty of Westmoreland, Inc.
Burlington Coat Factory Realty of Bellaire, Inc.
Burlington Coat Factory Realty of El Paso, Inc.
Burlington Coat Realty of Potomac, Inc.
Burlington Coat Factory Realty of Fairfax, Inc.
Burlington Coat Factory Realty of Coliseum, Inc.
Burlington Coat Factory Realty of Franklin, Inc.